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                                                                    EXHIBIT 10.5

                 COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

          COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT, dated as of September 4, 2001, made by CYBERIAN OUTPOST, INC., a Delaware corporation (the "Company"), in
                                                                   -------
favor of FRY'S ELECTRONICS, INC., a California corporation (the "Holder").
                                                                 ------

                             W I T N E S S E T H:
                             --------------------

          WHEREAS, the Company and the Holder are parties to that certain Secured Promissory Note, dated as of September 4, 2001 (the "Note"), in the
                                                             ----
principal amount of $13,000,000;

          WHEREAS, pursuant to the Note, the Holder has agreed to make loans to the Company upon the terms and subject to the conditions set forth therein; and

          WHEREAS, it is a condition to the obligation of the Holder to make the loans to the Company under the Note, that the Company shall have executed and delivered this Collateral Assignment and Security Agreement to the Holder.

          NOW, THEREFORE, in consideration of the premises and to induce the Holder to enter into the Note, and to induce the Holder to make the loans to the Company, the Company hereby agrees with the Holder as follows:

          1.   Defined Terms.
               -------------

          1.1  Definitions. (a) Unless otherwise defined herein, terms defined
               -----------
in the Note and used herein shall have the meanings given to them in the Note, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Certificated Security, Chattel Paper, Documents, Equipment, General Intangibles, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Proceeds and Supporting Obligations.

          (b)  The following terms shall have the following meanings:

          "Agreement": this Collateral Assignment and Security Agreement, as
           ---------
     the same may be amended, supplemented or otherwise modified from time to time.

          "Code": the Uniform Commercial Code as from time to time in effect in
           ----
     the State of New York.

          "Collateral": as defined in Section 2.
           ----------

          "Copyrights": (i) all copyrights arising under the laws of the United
           ----------
     States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.
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                                                                               2



          "Copyright Licenses": any written agreement naming the Company as
           ------------------
     licensor or licensee, granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

          "Deposit Accounts": as defined in the Uniform Commercial Code of any
           ----------------
     applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

          "Intellectual Property": the collective reference to all rights,
           ---------------------
     priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "Lien": any mortgage, pledge, hypothecation, assignment, deposit
           ----
     arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

          "Obligations": the collective reference to the unpaid principal of
           -----------
     and interest on the loans made under the Note and all other obligations and liabilities of the Company to the Holder, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Note, any guarantee made pursuant to Section 1.2 of the Note, or this Agreement.

          "Patents": (i) all letters patent of the United States, any other
           -------
     country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof and (iii) all rights to obtain any reissues or extensions of the foregoing.

          "Patent License": all agreements, whether written or oral, providing
           --------------
     for the grant by or to the Company of any right to manufacture, use or sell any invention covered in whole or in part by a Patent.

          "Permitted Encumbrances": (i) liens of warehousemen, mechanics,
           ----------------------
     materialmen, workers, repairmen, common carriers, or landlords, liens for taxes, assessments or other governmental charges (other than federal tax and ERISA liens), and other similar liens arising by operation of law, in each case arising in the ordinary course of business and for amounts that are not yet due and payable or which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which an adequate reserve or other appropriate provision shall have been made to the extent required by generally accepted accounting principals; (ii) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;
     (iii) deposits to secure the performance of bids, trade contracts (other than for borrowed money), statutory obligations, surety and appeal bonds, performance
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                                                                               3

     bonds and other obligations of a like nature incurred in the ordinary course of business; and (iv) the lessor's interest in property leased to the Company.

          "Receivable": any right to payment for goods sold or leased or for
           ----------
     services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

          "Trademarks": (i) all trademarks, trade names, corporate names,
           ----------
     company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (ii) the right to obtain all renewals thereof.

          "Trademark License" means any agreement, written or oral, providing
           -----------------
     for the grant by or to the Company of any right to use any Trademark.

          "Vehicles" means all cars, trucks, trailers, construction and earth
           --------
     moving equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

          1.2  Other Definitional Provisions. (a) The words "hereof," "herein,"
               -----------------------------
"hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection and Schedule references are to this Agreement unless otherwise specified.

          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          2.   Grant of Security Interest. As collateral security for the prompt
               --------------------------
and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Company hereby grants to the Holder a security interest in all of the following property now owned or at any time hereafter acquired by the Company or in which the Company now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):
     ----------

          (a)  all Accounts;

          (b)  all Chattel Paper;

          (c)  all Deposit Accounts;

          (d)  all Documents;

          (e)  all Equipment;

          (f)  all General Intangibles;
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                                                                               4

          (g)  all Instruments;

          (h)  all Intellectual Property;

          (i)  all Inventory;

          (j)  all Investment Property;

          (k)  all Letter-of-Credit Rights;

          (l)  all Vehicles;

          (m)  all other property not otherwise described above;

          (n)  all books and records pertaining to the Collateral; and

          (o) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

          3.   Representations and Warranties. The Company hereby represents and
               ------------------------------
warrants that:

          3.1  Title; No Other Liens. Except for the security interest granted
               ---------------------
to the Holder pursuant to this Agreement, and other than as set forth on
Schedule 1, the Company owns each item of the Collateral free and clear of any
----------
and all Liens or claims of others other than Permitted Encumbrances. Other than as set forth on Schedule 1, no financing statement or other public notice with
                ----------
respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Holder pursuant to this Agreement.

          3.2  Perfected First Priority Liens. The security interests granted
               ------------------------------
pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 2 will constitute perfected security interests in the
             ----------
Collateral (other than security interest in vehicles granted hereunder which shall not be required to be perfected) in favor of the Holder, as collateral security for the Obligations and (b) other than as set forth on Schedule 1, are
                                     -------------------------------------
prior to all other Liens on the Collateral in existence on the date hereof.

          3.3  Inventory and Equipment. The Inventory and the Equipment are kept
               -----------------------
at the locations listed on Schedule 3.
                           ----------

          3.4  Jurisdiction of Organization; Chief Executive Office. The
               ----------------------------------------------------
Company's jurisdiction of organization is Delaware, its identification number from Delaware is 2905438 and its chief executive office or sole place of business is located at 23 North Main Street, Kent, Connecticut 06757. The Company has delivered to the Holder a copy of its Certificate of Incorporation certified by the Secretary of State of the State of Delaware. Schedule 4 lists all Intellectual Property owned by the Company in its own name as of the date hereof.

          4.   Covenants. The Company covenants and agrees with the Holder that,
               ---------
from and after the date of this Agreement until the Obligations shall have been paid in full:
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          4.1  Delivery of Instruments, Certificated Securities and Chattel
               ------------------------------------------------------------
Paper. If any amount payable under or in connection with any of the Collateral
-----
shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Holder, duly endorsed in a manner satisfactory to the Holder, to be held as Collateral pursuant to this Agreement.

          4.2  Maintenance of Perfected Security Interest; Liens; Further
               ----------------------------------------------------------
Documentation. (a) The Company shall maintain the security interest created by
-------------
this Agreement as a perfected security interest having at least the priority described in subsection 3.2 and shall defend such security interest against the claims and demands of all persons whomsoever.

          (b) The Company will furnish to the Holder from time to time statements and schedules further identifying and describing the assets and property of the Company and such other reports in connection therewith as the Holder may reasonably request, all in reasonable detail.

          (c) The Company will not create, incur, assume or suffer to exist any Lien upon any of its property, whether now or hereafter acquired, except for (i) the Liens created by this Agreement, (ii) those Liens set forth on Schedule 1 and (iii) Permitted Encumbrances.

          (d) At any time and from time to time, upon the written request of the Holder, and at the sole expense of the Company, the Company will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Holder may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts, Letter-of-Credit Rights and any other relevant Collateral, taking any actions necessary to enable the Holder to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

          4.3  Changes in Locations, Name, etc. The Company will not, except
               --------------------------------
upon 15 days' prior written notice to the Holder and delivery to the Holder of
(a) all additional executed financing statements and other documents reasonably requested by the Holder to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 3 showing any additional location at which Inventory or
              ----------
Equipment shall be kept:

          (a) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule 3;
                           ----------

          (b) change its jurisdiction of organization or the location of its chief executive office or sole place of business from that specified in subsection 3.4; or

          (c)  change its name.

          4.4  Intellectual Property.
               ---------------------
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                                                                               6


          (a) The Company (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

          (b) The Company (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

          (c) The Company will notify the Holder immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding the Company's ownership of, or the validity of, any material Intellectual Property or the Company's right to register the same or to own and maintain the same.

          (d) Whenever such Company, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, the Company shall report such filing to the Holder within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Holder, the Company shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Holder may request to evidence the Holders' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of the Company relating thereto or represented thereby.

          (e) The Company will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

          In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, the Company shall (i) take such actions as the Company shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Holder after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

          4.5  Notices. The Company will advise the Holder promptly, in
               -------
reasonable detail, of:

          (a) any Lien (other than security interests created hereby or those listed on Schedule 1) on any of the Collateral which would adversely affect the
          ----------
ability of the Holder to exercise any of its remedies hereunder; and
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                                                                               7

          (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

          5.   Remedies. If an Event of Default shall occur and be continuing,
               --------
the Holder may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code.

          6.   Execution of Financing Statements. Pursuant to any applicable
               ---------------------------------
law, the Company authorizes the Holder to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of the Company in such form and in such offices as the Holder determines appropriate to perfect the security interests of the Holder under this Agreement. The Company authorizes the Holder to use the collateral description "all personal property" in any such financing statements.

          7.   Severability. Any provision of this Agreement which is prohibited
               ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          8.   Amendments in Writing. None of the terms or provisions of this
               ---------------------
Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Company and the Holder.

          9.   No Waiver by Course of Conduct; Cumulative Remedies. The Holder
               ---------------------------------------------------
shall not by any act (except by a written instrument pursuant to Section 8), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Holder, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Holder would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          10.  Enforcement Expenses; Indemnification. (a) The Company agrees to
               -------------------------------------
pay or reimburse the Holder for all its costs and expenses incurred in enforcing or preserving any rights under this Agreement, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to the Holder.

          (b) The Company agrees to pay, and to save the Holder harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.
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                                                                               8

          (c) The Company agrees to pay, and to save the Holder harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (other than those resulting from the gross negligence or willful misconduct of the Holder) with respect to the execution, delivery, enforcement, performance and administration of this Agreement.

          (d) The agreements in this Section 10 shall survive repayment of the Obligations and all other amounts payable under the Note.

          11.  Notices. All notices, requests and demands to or upon the Holder
               -------
hereunder shall be effected in the manner provided for in the Note.

          12.  Section Headings. The Section and subsection headings used in
               ----------------
this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          13.  Successors and Assigns. This Agreement shall be binding upon the
               ----------------------
successors and assigns of the Company and shall inure to the benefit of the Holder and its successors and assigns.

          14.  Governing Law. This Agreement shall be governed by, and construed
               -------------
and interpreted in accordance with, the law of the State of New York.

          15.  WAIVER OF JURY TRIAL. THE COMPANY HEREBY IRREVOCABLY AND
               --------------------
UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.
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                                                                               9

          IN WITNESS WHEREOF, the undersigned has caused this Collateral Assignment and Security Agreement to be duly executed and delivered as of the date first above written.

                                  CYBERIAN OUTPOST, INC.



                                  By: /s/ Darryl Peck
                                      -------------------------------
                                       Name:  Darryl Peck
                                       Title: CEO